UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2016

WP GLIMCHER INC.

(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2016, Richard S. Sokolov informed the Lead Independent Director of the WP Glimcher Inc. (the “Company” or “Registrant”) Board of Directors (the “Board”) of his decision to resign from the Board as a director effective immediately. Mr. Sokolov’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WP Glimcher Inc.
(Registrant)

Date: February 25, 2016	/s/ Gregory A. Gorospe Gregory A. Gorospe Executive Vice President, General Counsel & Secretary